UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2016

VITAE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36617	04-3567753
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 West Office Center Drive Fort Washington, PA 19034	19034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 461-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 24, 2016, Vitae Pharmaceuticals, Inc. (“Vitae”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Jaffray & Co. and BMO Capital Markets Corp., as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 5,833,333 shares (the “Shares”) of Vitae’s common stock, par value $0.0001 per share (the “Common Stock”) at an offering price to the public of $6.00 per share. Under the terms of the Underwriting Agreement, Vitae granted the Underwriters a 30-day option to purchase up to an additional 875,000 shares of Common Stock on the same terms and conditions.

The Shares will be issued pursuant to Vitae’s currently effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-207290) filed with the Securities and Exchange Commission (the “Commission”), which was declared effective by the Commission on November 5, 2015 (the “Registration Statement”) and a preliminary and final prospectus supplement filed with the Commission in connection with the Offering. The closing of the offering is expected to take place on or about March 30, 2016, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP relating to the validity of the issuance and sale of the Shares in the Offering is attached as Exhibit 5.1 hereto.

ITEM 8.01. OTHER EVENTS

On March 24, 2016, Vitae issued a press release announcing that it intended to make a public offering of its Common Stock.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 24, 2016, by and among Vitae Pharmaceuticals, Inc. and Piper Jaffray & Co. and BMO Capital Markets Corp., as representatives of the several Underwriters
5.1	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
23.1	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1)
99.1	Press Release of Vitae Pharmaceuticals, Inc., dated March 24, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAE PHARMACEUTICALS, INC.

Date: March 24, 2016	By:	/s/ Jeffrey S. Hatfield
Jeffrey S. Hatfield
Chief Executive Officer

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